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                                                                    EXHIBIT 13.1

                    SHANDA INTERACTIVE ENTERTAINMENT LIMITED

                                  Certification

Pursuant to 18 U.S.C. Section 1350, the undersigned, Tianqiao Chen, Chief Executive Officer of Shanda Interactive Entertainment Limited (the "Company"), hereby certifies, to his knowledge, that the Company's annual report on Form 20-F for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 29, 2006                     /s/ Tianqiao Chen
                                        ----------------------------------------
                                        Name: Tianqiao Chen
                                        Title: Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

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                    SHANDA INTERACTIVE ENTERTAINMENT LIMITED

                                  Certification

Pursuant to 18 U.S.C. Section 1350, the undersigned, Shujun Li, Chief Financial Officer of Shanda Interactive Entertainment Limited (the "Company"), hereby certifies, to his knowledge, that the Company's annual report on Form 20-F for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 29, 2006                     /s/ Shujun Li
                                        ----------------------------------------
                                        Name: Shujun Li
                                        Title: Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.